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                                                                   EXHIBIT 23(a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 1996, which appears on page 33 of the 1995 Annual Report to Shareholders of Union Planters Corporation, which is incorporated by reference in Union Planters Corporation's Annual Report on Form 10-K for the year ended December 31, 1995.





/s/ PRICE WATERHOUSE LLP

Memphis, Tennessee
December 2, 1996





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